UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2024

SmartKem, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42115	85-1083654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Manchester Technology Center, Hexagon Tower

Delaunays Road, Blackley

Manchester, M9 8GQ U.K.

(Address of principal executive offices, including zip code)

011-44-161-721-1514

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SMTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b - 2 of the Securities Exchange Act of 1934 (§240.12b - 2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 2, 2024, SmartKem Limited (“SmartKem”), a wholly owned subsidiary of SmartKem, Inc. (the “Company”), entered into a collaboration agreement (the “Collaboration Agreement”) with Flexible Integrated Circuits, SL, a company providing innovation in the design of flexible integrated circuits and systems (“FlexiIC” and together with SmartKem, the “Parties”).

Pursuant to the Collaboration Agreement, beginning on the date of the approval of the application for the Aid (as defined in the Collaboration Agreement) by the Centro para el Desarrollo Tecnologico y la Innovacion E.P.E (“CDTI”), the Parties have agreed to co-develop a new generation of CMOS smart sensors.

The Collaboration Agreement includes customary representations, warranties, intellectual property and confidentiality provisions. The Collaboration Agreement will terminate for any of the following causes: (i) completion of the Project (as defined in the Collaboration Agreement), (ii) by unanimous agreement of the Parties, or (iii) in the event that the application for Aid to the CDTI is not approved.

The Collaboration Agreement is attached as Exhibit 10.1 hereto. The description of the terms of the Collaboration Agreement is not intended to be complete and is qualified in its entirety by reference to such exhibit.

Item 8.01	Other Events

On December 5, 2024, the Company issued a press release announcing the entering into of the Collaboration Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description
10.1*	Collaboration Agreement, dated December 2, 2024, by and between SmartKem Limited and FlexiIC
99.1	Press Release, dated December 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The Company has omitted portions of the referenced exhibit pursuant to Item 601(b) of Regulation S-K because it (a) is not material and (b) is the type that the Company treats as private or confidential.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTKEM, INC.

Dated: December 5, 2024	By:	/s/ Barbra C. Keck
Barbra C. Keck
Chief Financial Officer